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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): December 28, 2001


            CWMBS, INC., (as depositor under the Trust Agreement, dated as of December 28 2001, providing for the issuance of the CWMBS, Inc. Resecuritization Mortgage
            Trust 2001-33R, Resecuritization Mortgage
            Certificates, Series 2001-33R).


                                    CWMBS, INC.
               (Exact name of registrant as specified in its charter)


     Delaware                   333-64564                       95-4596514
(State or Other Jurisdiction   (Commission                   (I.R.S. Employer
 of Incorporation)            File Number)                 Identification No.)



        4500 Park Granada
        Calabasas, California                            91302
        (Address of Principal                         (Zip Code)
         Executive Offices)

Registrant's telephone number, including area code (818) 225-3240

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Item 5.     Other Events.

      On December 28, 2001, CWMBS, Inc. (the "Company") entered into a Trust Agreement dated as of December 28, 2001 (the "Trust Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as the underlying certificate seller (the "Underlying Certificate Seller"), Underlying Certificate and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Resecuritization Mortgage Certificates, Series 2001-33R. The Trust Agreement is annexed hereto as Exhibit 99.1.


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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      99.1. The Trust Agreement, dated as of December 28, 2001, by and among the Company, the Seller and the Trustee.



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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CWMBS, INC.



                                    By: /s/ Celia Coulter
                                        ----------------------------------
                                        Celia Coulter
                                        Vice President



Dated:  March 29, 2002

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                                 Exhibit Index



Exhibit                                                                Page

99.1       Trust Agreement, dated as of December 28, 2001,               6
           by and among, the Company, the Underlying
           Certificate Seller and the Trustee.




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                                 EXHIBIT 99.1





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[insert trust agreement here]







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